UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 14, 2025

AWAYSIS CAPITAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-21477	27-0514566
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3400 Lakeside Dr, Suite 100, Miramar, Florida 33027

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (855) 795-3311

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into A Material Agreement.

As previously disclosed, on December 31, 2024, Awaysis Belize Ltd. (“Awaysis Belize”), a Belize corporation and wholly-owned subsidiary of Awaysis Capital, Inc. (the “Company”), acquired all of the stock and substantially all of the assets (the “Transaction”) of Chial Mountain Ltd (“Chial Mountain”), a Belize corporation, pursuant to the terms and conditions of an Agreement of Purchase and Sale (the “Asset Purchase Agreement”), dated December 31, 2024 and effective December 20, 2024, between Chial Mountain and Awaysis Belize. Chial Mountain is an affiliate of Michael Singh, the Company’s Chairman and Co-CEO.

Also as previously disclosed by the Company, the aggregate estimated purchase price for the Transaction is $5,500,000, subject to potential adjustments, consisting of: (i) $2,400,000 in cash; (ii) a $1,500,000 secured promissory note, dated December 21, 2024, between the Company and Michael Singh (the “Promissory Note”), which bears no interest and originally had a maturity date on the earlier of February 15, 2025 or the up-listing of the Company to the NYSE American; and (iii) a $1,600,000 senior convertible promissory note, dated December 20, 2024, between the Company and Michael Singh, which bears interest at a rate of 3.5% per annum and has a maturity date of June 30, 2025.

On April 14, 2025, the Company and Chial Mountain entered into an Amendment dated February 15, 2025 (the “Amendment”), to the Asset Purchase Agreement and to the Promissory Note, to, among other things, amend the maturity date of the Promissory Note to the earlier of July 15, 2025 or the up-listing of the Company to the NYSE American. The Amendment further extended the date pursuant to which the estimated purchase price would be adjusted pursuant to the appraisal of assets contemplated by the Asset Purchase Agreement, to 120 days after such appraisal.

The foregoing descriptions of the Amendment is qualified in its entirety by reference to the terms of the Amendment, a copy of which is filed hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

Exhibit	Description
10.1	Amendment to Agreement of Purchase and Sale and First Secured Promissory Note, entered into on April 14, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 18, 2025

AWAYSIS CAPITAL, INC.

	By:	/s/ Andrew Trumbach
	Name:	Andrew Trumbach
	Title:	Co-CEO and CFO